UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 17, 2006

Matritech, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-12128	04-2985132
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 Nevada Street, Newton, Massachusetts	02460
(Address of principal executive offices)	(Zip Code)

(617) 928-0820
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On January 17, 2006, Matritech, Inc. issued a press release reporting publication in the January 18, 2006 issue of the Journal of the American Medical Association of an article summarizing the results of a study of Matritech’s NMP22® BladderChek® Test to detect recurrent bladder cancer. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(c) Exhibits.

The following Exhibits are filed as part of this report:

Exhibit No.	Description

99.1
Press Release issued by Registrant on January 17, 2006 reporting publication in the January 18, 2006 issue of the Journal of the American Medical Association of an article summarizing the results of a study of Matritech’s NMP22® BladderChek® Test to detect recurrent bladder cancer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATRITECH, INC.

Date: January 18, 2006
By: /s/ Stephen D. Chubb Name: Stephen D. Chubb
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1
Press Release issued by Registrant on January 17, 2006 reporting publication in the January 18, 2006 issue of the Journal of the American Medical Association of an article summarizing the results of a study of Matritech’s NMP22® BladderChek® Test to detect recurrent bladder cancer.